UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-07108

                   Alliance World Dollar Government Fund, Inc.
               (Exact name of registrant as specified in charter)

              1345 Avenue of the Americas, New York, New York 10105
               (Address of principal executive offices) (Zip code)

                                 Mark R. Manley
                        Alliance Capital Management, L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 221-5672

                    Date of fiscal year end: October 31, 2003

                   Date of reporting period: October 31, 2003

ITEM 1.  REPORTS TO STOCKHOLDERS.



[LOGO] AllianceBernstein(SM)
       Investment Research and Management


Alliance World Dollar Government Fund



                                   Closed End

                                                 Annual Report--October 31, 2003

    Investment Products Offered
====================================
      o Are Not FDIC Insured
      o May Lose Value
      o Are Not Bank Guaranteed
====================================

You may obtain a description of the Fund's proxy voting policies and procedures, without charge, upon request by visiting Alliance Capital's web site at www.investor.alliancecapital.com or on the Securities and Exchange Commission's web site at http://www.sec.gov, or by calling Alliance Capital at (800) 227-4618.

AllianceBernstein Investment Research and Management, Inc., the principal underwriter of the AllianceBernstein mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

December 29, 2003

Annual Report
This report provides management's discussion of fund performance for Alliance World Dollar Government Fund (the "Fund") for the annual reporting period ended October 31, 2003.

Investment Objective and Policies
Alliance World Dollar Government Fund is a closed-end management investment company which seeks high current income and capital appreciation. To achieve this objective, it invests primarily in high yielding, high risk debt obligations of developing countries that we expect to benefit from improving economic and credit fundamentals.

Investment Results
The following table provides investment results for the Fund for the six- and 12-month periods ended October 31, 2003. For comparison, we have included the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+), which is a standard measure of the performance of a basket of unmanaged emerging market debt securities.



         INVESTMENT RESULTS*
   Periods Ended October 31, 2003

                                             ===================================
                                                            Returns
                                             ===================================
                                                  6 Months             12 Months
--------------------------------------------------------------------------------
   Alliance World
   Dollar Govern-
   ment Fund
   (NAV)                                           10.60%               41.71%
--------------------------------------------------------------------------------
   J.P. Morgan
   Emerging
   Markets Bond
   Index Plus                                       7.90%               31.20%
--------------------------------------------------------------------------------

The Fund's Market Price per share on October 31, 2003 was $12.70. For additional Financial Highlights, please see pages 23-24.

 * The Fund's investment results are for the periods shown and are based on the net asset value (NAV) of the Fund as of October 31, 2003. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

   The J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+) is comprised of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. The index is unmanaged and reflects no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance World Dollar Government Fund.

For the 12-month period ended October 31, 2003, the Fund outperformed the JPM EMBI+. The Fund benefited primarily from its emerging market debt country weightings and individual security selection.

The Fund's allocation to Brazil was the primary contributor to performance for the annual period under review. Brazilian debt was the second to top



--------------------------------------------------------------------------------
                                       Alliance World Dollar Government Fund o 1
performer within the JPM EMBI+, returning 76.47% for the period. The Fund's holdings of Uruguayan and Venezuelan debt also had a positive impact on performance, as both countries conducted debt exchanges during this period that significantly improved the maturity structure of their external debt.

Market Review and Investment Strategy
The emerging debt market benefited from investors' desire for higher yielding asset classes, as high levels of global liquidity encouraged more risk taking. The emerging market debt class, as represented by the JPM EMBI+, returned a strong 31.20% for the annual period ended October 31, 2003. Latin countries outperformed non-Latin countries, posting returns of 38.64% versus 21.67%, respectively. All countries represented within the Index posted positive returns. Top performing countries included Ecuador at 84.36%, Brazil at 76.47%, Nigeria at 51.44%, Peru at 39.52% and Turkey at 35.63%, while Colombia at 27.65%, Venezuela at 26.97%, Russia at 23.79%, Panama at 17.26% and Argentina at 19.19% lagged the Index.

Early in the reporting period, we increased the Fund's exposure to Brazil on expectations of a victory for President Lula and confidence that his administration would implement market-friendly policies. We have maintained the Fund's exposure to the country, as Brazil continues to be a focus for investors and President Lula exceeded expectations in his ability to push forward crucial tax and social security reforms. Russia and Mexico continued to be a large percentage of the Fund's exposure. In October, Moody's Investors Service upgraded Russia to investment grade, raising the country's rating two notches to Baa3. We have maintained the Fund's position in Russian sovereign debt as credit statistics continued to improve. Although a continued large position in the Fund, we reduced Mexican holdings. Given the current valuations, these bonds will be very sensitive to changes in U.S. interest rates. Additionally, we are concerned about the lack of progress on key reforms and the loss of economic competitiveness. With the support of the International Monetary Fund (IMF), Uruguay announced in April an aggressive plan to swap its outstanding debt for longer maturity securities. We increased the Fund's Uruguay holdings after this announcement--a tactic that proved beneficial for the Fund. We increased the Fund's holdings in Peru. This country's economy continues to expand at a strong rate and inflation remains low and trending downward, resulting in above budget real revenue increases. Late in the reporting period, Standard & Poor's raised Turkey's rating from B to B+, crediting the government's efforts to comply with targets set by the IMF and its resolve to implement reforms. As a result, we added to the Fund's position in Turkey.


--------------------------------------------------------------------------------
2 o Alliance World Dollar Government Fund

PERFORMANCE UPDATE


ALLIANCE WORLD DOLLAR GOVERNMENT FUND (NAV)
GROWTH OF A $10,000 INVESTMENT
10/31/93 TO 10/31/03

J.P. Morgan Emerging Markets Bond Index Plus: $29,617

Alliance World Dollar Government Fund (NAV): $29,397

[THE FOLLOWING DATA WAS REPRESENTED BY A GRAPH IN THE PRINTED REPORT]

                         Alliance World            J.P. Morgan
                       Dollar Government         Emerging Markets
                           Fund (NAV)            Bond Index Plus
---------------------------------------------------------------------
10/31/93                    $10,000                  $10,000
10/31/94                    $ 7,179                  $ 9,059
10/31/95                    $ 8,753                  $ 9,785
10/31/96                    $12,654                  $14,139
10/31/97                    $14,455                  $15,668
10/31/98                    $11,806                  $14,085
10/31/99                    $13,377                  $16,900
10/31/00                    $17,049                  $20,362
10/31/01                    $17,637                  $21,077
10/31/02                    $20,747                  $22,574
10/31/03                    $29,397                  $29,617


This chart illustrates the value of an assumed $10,000 investment in Alliance World Dollar Government Fund at net asset value (NAV) (from 10/31/93 to 10/31/03) as compared to the performance of an appropriate benchmark. For the period 10/31/93 through 10/31/94, the Fund's benchmark is represented by the J.P. Morgan Emerging Markets Bond Index. From 10/31/94 through 10/31/03, the Fund's benchmark is represented by the J.P. Morgan Emerging Markets Bond Index Plus. (The inception date for the J.P. Morgan Emerging Markets Bond Index Plus is 12/31/93. Therefore, it is used as the benchmark for the first time beginning 10/31/94.) The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The J.P. Morgan Emerging Markets Bond Index and the J.P. Morgan Emerging Markets Bond Index Plus are composed of dollar-denominated restructured sovereign bonds; a large percentage of the indices are made up of Brady bonds.

When comparing Alliance World Dollar Government Fund to the index shown above, you should note that no sales charges are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance World Dollar Government Fund.


--------------------------------------------------------------------------------
                                       Alliance World Dollar Government Fund o 3

PORTFOLIO SUMMARY
October 31, 2003

INCEPTION DATE
11/2/92


PORTFOLIO STATISTICS
Net Assets ($mil): $116.0





SECURITY TYPE
    84.7% Sovereign Debt Obligations
     0.6% Corporate

    14.7% Short-Term





COUNTRY BREAKDOWN
   19.7% Russia
   15.6% Brazil
   14.9% Mexico
    4.7% Peru
    4.3% Venezuela
    4.3% Turkey
    4.0% Ukraine
    4.0% Colombia
    3.8% Philippines
    1.9% Uruguay
    1.8% Panama
    1.5% Bulgaria
    1.1% Argentina
    3.7% Other

   14.7% Short-Term


All data as of October 31, 2003. The Fund's security type and country breakdowns are expressed as a percentage of total investments and may vary over time. "Other" represents less than 1% weightings in the following countries: Morocco, Belize, Ecuador, South Africa, South Korea and El Salvador.


--------------------------------------------------------------------------------
4 o Alliance World Dollar Government Fund

PORTFOLIO OF INVESTMENTS
October 31, 2003

                                               Principal
                                                  Amount
                                                   (000)      U.S. $ Value
--------------------------------------------------------------------------------
SOVEREIGN DEBT OBLIGATIONS-83.8%
Argentina-1.1%
Republic of Argentina FRN
   1.162%, 8/03/12..........................     $ 2,161   $     1,280,393
                                                           ---------------
Belize-0.7%
Government of Belize
   9.50%, 8/15/12...........................         750           754,798
                                                           ---------------
Brazil-14.9%
Banco Nac Desenv Bondes
   6.50%, 6/15/06(a)........................         150           153,000
Federal Republic of Brazil
   8.875%, 4/15/24..........................       1,275         1,082,475
   9.375%, 4/07/08..........................       1,225         1,269,713
   10.00%, 1/16/07..........................         600           649,050
   10.00%, 8/07/11..........................       1,100         1,127,500
   10.125%, 5/15/27.........................       1,450         1,361,550
   11.00%, 8/17/40(b).......................       4,605         4,503,689
   11.25%, 7/26/07..........................         250           276,875
   12.25%, 3/06/30..........................         700           762,300
   12.75%, 1/15/20..........................       1,400         1,573,600
   14.50%, 10/15/09.........................         715           882,310
   C- Bonds
   8.00%, 4/15/14...........................         123           115,296
   DCB FRN
Series L
   2.063%, 4/15/12..........................       4,175         3,522,865
                                                           ---------------
                                                                17,280,223
                                                           ---------------
Bulgaria-1.5%
Republic of Bulgaria
   8.25%, 1/15/15(a)........................       1,526         1,732,010
Colombia-3.9%
Republic of Colombia
   9.75%, 4/23/09...........................         175           189,875
   10.00%, 1/23/12..........................       1,050         1,106,175
   10.75%, 1/15/13..........................       1,400         1,540,000
   11.75%, 2/25/20..........................       1,515         1,734,675
                                                           ---------------
                                                                 4,570,725
                                                           ---------------
Ecuador-0.7%
Republic of Ecuador
7.00%, 8/15/30(a)(c)........................       1,130           754,275
                                                           ---------------


--------------------------------------------------------------------------------
                                       Alliance World Dollar Government Fund o 5

                                               Principal
                                                  Amount
                                                   (000)      U.S. $ Value
--------------------------------------------------------------------------------

El Salvador-0.8%
Republic of El Salvador
   7.75%, 1/24/23(a)........................      $  450     $     466,312
   8.50%, 7/25/11(a)........................         425           457,088
                                                             -------------
                                                                   923,400
                                                             -------------
Mexico-14.7%
United Mexican States
   6.625%, 3/03/15..........................       2,100         2,161,950
   11.375%, 9/15/16.........................      10,555        14,908,937
                                                             -------------
                                                                17,070,887
                                                             -------------
Morocco-0.6%
Kingdom of Morocco Loan Participation FRN
Series A
   2.031%, 1/01/09..........................         678           655,840
                                                             -------------
Panama-1.7%
Republic of Panama
   9.375%, 7/23/12..........................         200           226,500
   9.375%, 4/01/29..........................         600           681,000
   9.625%, 2/08/11..........................         250           289,375
   10.75%, 5/15/20..........................         675           813,375
                                                             -------------
                                                                 2,010,250
                                                             -------------
Peru-4.7%
Republic of Peru
   9.125%, 2/21/12..........................       2,125         2,374,687
   9.875%, 2/06/15..........................       1,775         2,081,188
   FLIRB
   4.50%, 3/07/17(c)........................         200           179,000
   PDI
   5.00%, 3/07/17(c)........................         870           811,939
                                                             -------------
                                                                 5,446,814
                                                             -------------
Philippines-3.8%
Republic of the Philippines
   8.25%, 1/15/14...........................         675           663,187
   9.00%, 2/15/13...........................       1,600         1,666,400
   9.875%, 1/15/19..........................         725           751,463
   10.625%, 3/16/25.........................       1,200         1,299,000
                                                             -------------
                                                                 4,380,050
                                                             -------------
Russia-19.4%
Russian Federation
   5.00%, 3/31/30(a)(c).....................      13,250        12,392,924
   11.00%, 7/24/18(a).......................       4,700         6,262,750
Russian Ministry of Finance
   Series V
   3.00%, 5/14/08...........................         950           833,625



--------------------------------------------------------------------------------
6 o Alliance World Dollar Government Fund

                                               Principal
                                                  Amount
                                                   (000)      U.S. $ Value
--------------------------------------------------------------------------------

   Series VI
   3.00%, 5/14/06...........................      $  600     $     577,500
   3.00%, 5/14/06(a)........................       1,900         1,828,750
   Series VII
3.00%, 5/14/11..............................         850           648,125
                                                             -------------
                                                                22,543,674
                                                             -------------
South Africa-0.8%
Republic of South Africa
   7.375%, 4/25/12..........................         875           984,375
                                                             -------------
Turkey-4.3%
Republic of Turkey
   9.50%, 1/15/14...........................         275           294,937
   9.875%, 3/19/08..........................         400           447,000
   11.00%, 1/14/13..........................         700           816,550
   11.75%, 6/15/10..........................         875         1,069,688
   11.875%, 1/15/30.........................         950         1,197,000
   12.375%, 6/15/09.........................         910         1,128,400
                                                             -------------
                                                                 4,953,575
                                                             -------------
Ukraine-4.0%
Government of Ukraine
   7.65%, 6/11/13(a)........................         450           449,875
   11.00%, 3/15/07(a).......................       3,806         4,195,790
                                                             -------------
                                                                 4,645,665
                                                             -------------
Uruguay-1.9%
Republic of Uruguay
   7.25%, 2/15/11...........................         675           554,513
   7.50%, 3/15/15...........................          45            35,100
   7.875%, 1/15/33..........................       2,320         1,577,600
                                                             -------------
                                                                 2,167,213
                                                             -------------
Venezuela-4.3%
Republic of Venezuela
   5.375%, 8/07/10..........................         500           368,750
   9.25%, 9/15/27...........................       2,575         2,072,875
   10.75%, 9/19/13(a).......................         500           475,000
   DCB FRN
   Series DL
   1.875%, 12/18/07.........................       1,393         1,288,359
   FLIRB
   2.063%, 3/31/07..........................         833           768,721
                                                             -------------
                                                                 4,973,705
                                                             -------------
Total Sovereign Debt Obligations
   (cost $82,116,143).......................                    97,127,872
                                                             -------------
CORPORATE DEBT OBLIGATIONS-0.6%
Brazil-0.5%
Petrobras International Finance
   9.875%, 5/09/08..........................         500           563,750
                                                             -------------


--------------------------------------------------------------------------------
                                       Alliance World Dollar Government Fund o 7

                                         Contracts(d) or
                                               Principal
                                                  Amount
                                                   (000)      U.S. $ Value
--------------------------------------------------------------------------------
South Korea-0.1%
Hanvit Bank, SA
   12.75%, 3/01/10(a)(c)....................      $  150     $     168,750
                                                             -------------
Total Corporate Debt Obligations
   (cost $595,728)..........................                       732,500
                                                             -------------
CALL OPTION PURCHASED(e)-0.0%
Brazil-0.0%
Federal Republic of Brazil
   C-Bonds
   8.00%, 4/15/14
   expiring Nov '03 @ 92.625
   (cost $8,965)............................     862,000            12,930
                                                             -------------
WARRANTS(e)-0.0%
Central Bank of Nigeria
   Warrants, expiring 11/15/20..............       1,750                -0-
Republic of Venezuela
   Warrants, expiring 4/15/20...............      20,599                -0-
                                                             -------------
Total Warrants
   (cost $0)................................                            -0-
                                                             -------------
SHORT-TERM INVESTMENT-14.5%
Time Deposit-14.5%
Societe Generale
   1.031%, 11/03/03
   (cost $16,800,000).......................     $16,800        16,800,000
                                                             -------------
Total Investments-98.9%
   (cost $99,520,836).......................                   114,673,302
Other assets less liabilities-1.1%..........                     1,312,871
                                                             -------------
Net Assets-100%.............................                 $ 115,986,173
                                                             -------------


CALL OPTION WRITTEN (see Note C)
                                       Exercise    Expiration
Description                   Contracts(d)    Price        Month    U.S. $ Value
--------------------------------------------------------------------------------

Federal Republic of Brazil
11.00%, 8/17/40
(premiums received $12,600)    700,000       $98.65       Nov.'03    $(3,500)


--------------------------------------------------------------------------------
8 o Alliance World Dollar Government Fund

CREDIT DEFAULT SWAP CONTRACTS (see Note C)

                           Notional                                Unrealized
Swap Counterparty &         Amount     Interest    Termination   Appreciation/
Referenced Obligation       (000's)      Rate         Date      (Depreciation)
--------------------------------------------------------------------------------
Buy Contracts:
--------------
Deutsche Bank
Republic of Peru
9.875%, 2/06/15                 700       3.90%      9/20/08   $   (17,290)

JP Morgan Chase
Republic of Venezuela
1.875%, 12/18/07              1,100       5.00       9/20/04       (27,610)

Morgan Stanley
Federal Republic of Brazil
10.125%, 5/15/27                800      15.25       7/30/04       (86,000)

Sale Contracts:
---------------
Citigroup Global Markets, Inc.
Federal Republic of Brazil
12.25%, 3/06/30               1,300       6.35       8/20/05        75,660

Citigroup Global Markets, Inc.
Republic of Turkey
11.875%, 1/15/30              1,500       7.30       8/13/08       188,400

Citigroup Global Markets, Inc.
Republic of Turkey
11.875%, 1/15/30                750       6.45        9/5/08        66,675

Deutsche Bank
Federal Republic of Brazil
12.25%, 3/06/30                 500      17.85        2/6/08       210,450

Deutsche Bank
Federal Republic of Brazil
12.25%, 3/06/30               1,500      14.50        3/8/08       454,800

Deutsche Bank
Republic of Romania
8.50%, 5/08/12                1,450       3.55       4/03/10       120,350

JP Morgan Chase
Federal Republic of Brazil
8.00%, 4/15/14                  650       9.05       9/20/13        99,125

JP Morgan Chase
Federal Republic of Brazil
8.00%, 4/15/14                  500       9.34       9/20/13        90,400

JP Morgan Chase
Federal Republic of Brazil
8.00%, 4/15/14                  650       8.60       9/20/08        61,684

JP Morgan Chase
Russian Federation
5.00%, 3/31/30                1,100       3.20       6/25/13        27,170


--------------------------------------------------------------------------------
                                       Alliance World Dollar Government Fund o 9

                           Notional                                Unrealized
Swap Counterparty &         Amount     Interest    Termination    Appreciation/
Referenced Obligation       (000's)      Rate         Date       (Depreciation)
--------------------------------------------------------------------------------

Sale Contracts (continued):
---------------------------

JP Morgan Chase
Russian Federation
5.00%, 3/31/30                1,100       3.20%      6/26/13      $ 27,170

JP Morgan Chase
Republic of Venezuela
1.875%, 12/18/07              1,100       7.70       9/20/06        32,780

Morgan Stanley
Federal Republic of Brazil
10.125%, 5/15/27                800      17.75       2/13/08       333,200

UBS Warburg
Federal Republic of Brazil
11.00%, 8/17/40                 750       8.80       9/20/13        94,688

INTEREST RATE SWAP CONTRACT (see Note C)

                                              Rate Type
                                     --------------------------
                                        Payments    Payments
      Swap      Notional  Termination   made by    received by  Unrealized
  Counterparty    Amount      Date        the Fund   the Fund   Depreciation
--------------------------------------------------------------------------------
Morgan Guaranty US$6,177,784 1/1/09       LIBOR10      6.8526%   $(574,716)



+ LIBOR (London Interbank Offered Rate)




(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2003, the aggregate market value of these securities amounted to $29,336,524 or 25.3% of net assets.
(b) Position, or portion thereof, with an aggregate market value of $684,600 has been segregated to collateralize the call option written.
(c) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 2003.
(d) One contract relates to principal amount of $1.00.
(e) Non-income producing security.
   Glossary of Terms:
   DCB   -Debt Conversion Bonds
   FLIRB -Front Loaded Interest Reduction Bond
   FRN   -Floating Rate Note
   PDI   -Past Due Interest
   See notes to financial statements.


--------------------------------------------------------------------------------
10 o Alliance World Dollar Government Fund

STATEMENT OF ASSETS & LIABILITIES
October 31, 2003

Assets
Investments in securities, at value (cost $99,520,836)..   $   114,673,302
Cash....................................................           328,791
Unrealized appreciation of credit default swap
  contracts.............................................         1,882,552
Interest receivable.....................................         1,844,413
Receivable for investment securities sold...............         1,538,445
                                                           ---------------
Total assets............................................       120,267,503
                                                           ---------------
Liabilities
Outstanding call option written, at value
(premiums received $12,600).............................             3,500
Payable for investment securities purchased.............         3,230,562
Unrealized depreciation of interest rate swap contract..           574,716
Unrealized depreciation of credit default swap
   contracts............................................           130,900
Advisory fee payable....................................           111,066
Interest payable........................................            81,896
Administrative fee payable..............................            16,661
Accrued expenses........................................           132,029
                                                           ---------------
Total liabilities.......................................         4,281,330
                                                           ---------------
Net Assets..............................................   $   115,986,173
                                                           ===============
Composition of Net Assets
Capital stock, at par...................................   $        88,901
Additional paid-in capital..............................       117,469,708
Undistributed net investment income.....................           167,924
Accumulated net realized loss on investment
   transactions.........................................       (18,078,862)
Net unrealized appreciation of investments..............        16,338,502
                                                           ---------------
                                                             $ 115,986,173
                                                           ---------------
Net Asset Value Per Share
   (based on 8,890,052 shares outstanding)..............            $13.05
                                                                    ======


See notes to financial statements.


--------------------------------------------------------------------------------
                                      Alliance World Dollar Government Fund o 11

STATEMENT OF OPERATIONS
Year Ended October 31, 2003

Investment Income
Interest...............................                    $    11,436,353
Expenses
Advisory fee...........................  $     1,054,431
Custodian..............................          214,479
Administrative.........................          158,165
Audit and legal........................          104,749
Printing...............................           58,753
Transfer agency........................           47,772
Registration...........................           35,279
Directors' fees........................           29,304
Miscellaneous..........................           18,323
                                         ---------------
Total expenses before interest.........        1,721,255
Interest expense.......................          438,817
                                         ---------------
Total expenses.........................                          2,160,072
                                                           ---------------
Net investment income..................                          9,276,281
                                                           ---------------
Realized and Unrealized Gain on
Investment Transactions
Net realized gain on:
   Investment transactions.............                         19,518,453
   Written options.....................                            164,457
Net change in unrealized
   appreciation/depreciation of:
   Investments.........................                          5,461,817
   Swaps...............................                          1,268,986
   Written options.....................                              6,700
                                                           ---------------
Net gain on investment transactions....                         26,420,413
                                                           ---------------
Net Increase in Net Assets
   from Operations.....................                    $    35,696,694
                                                           ---------------


See notes to financial statements.


--------------------------------------------------------------------------------
12 o Alliance World Dollar Government Fund

STATEMENT OF CHANGES IN NET ASSETS


                                            Year Ended       Year Ended
                                            October 31,      October 31,
                                               2003             2002
                                         ---------------   ---------------
Increase (Decrease) in Net Assets
from Operations
Net investment income..................  $     9,276,281   $     9,392,459
Net realized gain (loss) on investment
   transactions........................       19,682,910        (3,957,851)
Net change in unrealized
   appreciation/depreciation
   of investments......................        6,737,503         9,009,994
                                         ---------------   ---------------
Net increase in net assets from
   operations..........................       35,696,694        14,444,602
Dividends and Distributions to
Shareholders from
Net investment income..................       (8,445,685)       (9,392,459)
Distributions in excess of
   net investment income...............               -0-         (179,540)
Tax return of capital..................               -0-          (96,145)
Common Stock Transactions
Reinvestment of dividends resulting in
   the issuance of Common Stock........               -0-        1,480,551
                                         ---------------   ---------------
Total increase.........................       27,251,009         6,257,009
Net Assets
Beginning of period....................       88,735,164        82,478,155
                                         ---------------   ---------------
End of period (including undistributed
   net investment income of $167,924
   at October 31, 2003)................  $   115,986,173   $    88,735,164
                                         ---------------   ---------------


See notes to financial statements.


--------------------------------------------------------------------------------
                                      Alliance World Dollar Government Fund o 13

STATEMENT OF CASH FLOWS
Year Ended October 31, 2003

Increase (Decrease) in Cash From
Operating Activities:
Interest received......................  $     9,932,817
Interest expense paid..................         (444,242)
Operating expenses paid................       (1,681,700)
                                         ---------------
Net increase in cash from operating
   activities..........................                    $     7,806,875
Investing Activities:
Proceeds from disposition of long-term
   portfolio investments...............      150,488,723
Purchase of long-term portfolio
   investments.........................     (132,046,472)
Proceeds from disposition of short-term
   investments, net....................        2,563,399
                                         ---------------
Net increase in cash from investing
   activities..........................                         21,005,650
Financing Activities:
Decrease in reverse repurchase
   agreements..........................      (19,699,218)
Cash dividends paid....................       (9,156,889)
                                         ---------------
Net decrease in cash from financing
   activities..........................                        (28,856,107)
                                                           ---------------
Net decrease in cash...................                            (43,582)
Cash at beginning of period............                            372,373
                                                           ---------------
Cash at end of period..................                    $       328,791
                                                           ---------------

--------------------------------------------------------------------------------

Reconciliation of Net Increase in
Net Assets from Operations to
Net Increase in Cash from Operating
Activities:
Net increase in net assets resulting from
   operations..........................                    $    35,696,694
Adjustments:
Increase in interest receivable........  $       (59,713)
Net realized gain on investment
   transactions........................      (19,682,910)
Net change in unrealized
   appreciation/depreciation
   of investments......................       (6,737,503)
Accretion of bond discount and
   amortization of bond premium........       (1,443,823)
Decrease in interest payable...........           (5,425)
Increase in accrued expenses...........           39,555
                                         ---------------
Total adjustments......................                        (27,889,819)
                                                           ---------------
Net increase in cash from operating
   activities..........................                    $     7,806,875
                                                           ---------------


See notes to financial statements.


--------------------------------------------------------------------------------
14 o Alliance World Dollar Government Fund

NOTES TO FINANCIAL STATEMENTS
October 31, 2003

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE A
Significant Accounting Policies
Alliance World Dollar Government Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on August 20, 1992 and is registered under the Investment Company Act of 1940, as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation
In accordance with Pricing Policies adopted by the Board of Directors of the Fund (the "Pricing Policies") and applicable law, portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to Alliance Capital Management, L.P. (the "Adviser"), subject to the Board's continuing oversight, certain responsibilities with respect to the implementation of the Pricing Policies. Pursuant to the Pricing Policies, securities for which market quotations are readily available are valued at their current market value. In general, the market value of these securities is determined as follows:

Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value in accordance with the Pricing Policies. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price is used; securities traded in the over-the-counter market, (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income


--------------------------------------------------------------------------------
                                      Alliance World Dollar Government Fund o 15
securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Pricing Policies provide that the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Securities for which market quotations are not readily available are valued at fair value in accordance with the Pricing Policies.

2. Taxes
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions
Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as adjustments to interest income. Additionally, the Fund amortizes premium on debt securities for financial statement reporting purposes only.

4. Dividends and Distributions
Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

5. Repurchase Agreements
The Fund's custodian or designated subcustodian will take control of securities as collateral under repurchase agreements and determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Fund may be delayed or limited.

NOTE B
Advisory, Administrative Fees and Other Affiliated Transactions
Under the terms of the Investment Advisory Agreement, the Fund pays the Adviser an advisory fee at an annual rate of 1% of the Fund's average weekly net assets. Such fee is accrued daily and paid monthly.


--------------------------------------------------------------------------------
16 o Alliance World Dollar Government Fund

Under the terms of the Administration Agreement, the Fund pays the Adviser an administrative fee at an annual rate of .15 of 1% of the Fund's average weekly net assets. Such fee is accrued daily and paid monthly. The Adviser provides administrative functions as well as other clerical services to the Fund and prepares financial and regulatory reports.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, the Fund reimburses AGIS for costs relating to servicing phone inquiries on behalf of the Fund. During the year ended October 31, 2003, the Fund reimbursed AGIS $1,250 relating to shareholder servicing costs.

NOTE C
Investment Transactions
Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2003, were as follows:

                                             Purchases          Sales
                                         ---------------   ---------------
Investment securities (excluding
   U.S. government securities).........  $   135,101,784   $   149,124,993
U.S. government securities.............               -0-               -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding the written option and swap contracts) are as follows:

Cost....................................................   $   100,187,270
                                                           ---------------
Gross unrealized appreciation...........................   $    15,628,863
Gross unrealized depreciation...........................        (1,142,831)
                                                           ---------------
Net unrealized appreciation.............................   $    14,486,032
                                                           ===============

1. Option Transactions
For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets.


The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.


--------------------------------------------------------------------------------
                                      Alliance World Dollar Government Fund o 17

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security at a price different from the current market value.

Transactions in written options for the year ended October 31, 2003, were as follows:

                                            Number of         Premiums
                                             Contracts        Received
                                         ---------------   ---------------
Options outstanding at
October 31, 2002.......................          800,000   $        16,800
Options written........................       10,024,807           164,282
Options terminated in closing purchase
transactions...........................       (7,449,807)         (115,232)
Options expired........................       (2,675,000)          (53,250)
                                         ---------------   ---------------
Options outstanding at
October 31, 2003.......................          700,000   $        12,600
                                         ---------------   ---------------
2. Swap Agreements
The Fund may enter into swaps to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.


Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract.


--------------------------------------------------------------------------------
18 o Alliance World Dollar Government Fund

Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the underlying value of the securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as a component of net change in unrealized appreciation/depreciation of investments. Realized gains and/or losses from terminated swap contracts are included in net realized gain or loss on investment transactions.

The Fund may enter into credit default swaps. A sell/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Fund to buy/(sell) from/(to) the Counterparty at par and take/(deliver) the principal amount (the "Notional Amount") of the referenced obligation. During the term of the swap agreement, the Fund receives/(pays) semi-annual fixed interest payments from/(to) the respective Counterparty, calculated at the agreed upon interest rate applied to the Notional Amount.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, the value of the referenced obligation received by the Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

3. Reverse Repurchase Agreements
Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the year ended October 31, 2003, the average amount of reverse repurchase agreements outstanding was $15,669,067 and the daily weighted average annual interest rate was 1.22%.


-------------------------------------------------------------------------------
                                      Alliance World Dollar Government Fund o 19

NOTE D
Capital Stock
There are 100,000,000 shares of $0.01 par value Common Stock authorized. Of the 8,890,052 shares outstanding at October 31, 2003, the Adviser owned 7,200 shares. During the year ended October 31, 2003, the Fund did not issue any shares in connection with the Fund's dividend reinvestment plan. During the year ended October 31, 2002, the Fund issued 145,216 shares in connection with the Fund's dividend reinvestment plan.

NOTE E
Risks Involved in Investing in the Fund
Interest Rate Risk
Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline.

Concentration of Risk
Investing in securities of foreign companies and foreign governments involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the United States government.

The Fund invests in the Sovereign Debt Obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economics of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

NOTE F
Distributions to Shareholders
The tax character of distributions paid during the fiscal years ended October 31, 2003 and October 31, 2002 were as follows:

                                                2003              2002
                                            -----------       -----------
Distributions paid from:
   Ordinary income....................   $    8,445,685   $     9,822,727
                                         --------------   ---------------
Total taxable distributions...........        8,445,685         9,822,727
Tax return of capital.................               -0-           96,145
                                         --------------   ---------------
Total distributions paid..............   $    8,445,685   $      9,918,872(a)
                                         --------------   ---------------

--------------------------------------------------------------------------------
20 o Alliance World Dollar Government Fund

As of October 31, 2003, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income..........................   $       367,442
Accumulated capital and other losses...................       (17,611,946)(b)
Unrealized appreciation/(depreciation).................        15,672,068(c)
                                                          ---------------
Total accumulated earnings/(deficit)...................   $    (1,572,436)
                                                          ---------------

(a) Total distributions paid differ from the statement of changes in net assets because for tax purposes dividends are recognized when actually paid.

(b) On October 31, 2003, the Fund had a net capital loss carryforward of $17,611,946 of which $7,885,226 expires in the year 2007, $5,388,928 expires in the year 2009 and $4,337,792 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Fund utilized capital loss carryforwards of $18,076,356.

(c) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium.

During the current fiscal year, permanent differences, primarily due to the tax treatment of bond premium, resulted in a net increase in undistributed net investment income and an increase in accumulated net realized loss on investment transactions. This reclassification had no effect on net assets.

NOTE G
Legal Proceedings
As has been previously reported in the press, the Staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance Capital Management L.P. ("Alliance Capital"), the Fund's Adviser, provide information to them. Alliance Capital has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below. Please see "Subsequent Events" below for a description of the agreements reached by Alliance Capital and the SEC and NYAG in connection with the investigations mentioned above. In addition, more than thirty private lawsuits have been filed against Alliance Capital and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. Management of the Fund's Adviser believes that these private lawsuits are not likely to have a material adverse effect on the results of operations or financial condition of the Fund.


--------------------------------------------------------------------------------
                                      Alliance World Dollar Government Fund o 21

NOTE H
Subsequent Events

On December 18, 2003, Alliance Capital, the Fund's Adviser, confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

        (i) Alliance Capital agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to the market timing relationships described in the SEC Order (i.e., relationships Alliance Capital maintained with some investors who were permitted to engage in market timing trades in some of the AllianceBernstein Mutual Funds in return for or in connection with making investments (which were not actively traded) in other Alliance Capital products, including hedge funds and mutual funds, for which Alliance Capital receives advisory fees). According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

        (ii) Alliance Capital agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years; and

        (iii) Alliance Capital agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that Alliance Capital's registered investment company clients, including the Fund, will introduce governance and compliance changes.

The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing practices described in the SEC Order and are not expected to participate in the Reimbursement Fund. Since the Fund is a closed-end fund, it will not have its advisory fee reduced pursuant to the terms of the agreements mentioned above.


--------------------------------------------------------------------------------
22 o Alliance World Dollar Government Fund

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period


                                                          Year Ended October 31,
                                        -------------------------------------------------------
                                           2003        2002(a)     2001        2000        1999
                                        -------------------------------------------------------
Net asset value,
   beginning of period.....             $  9.98      $ 9.43      $10.45      $ 9.36     $ 10.22
                                        --------------------------------------------------------
Income From Investment
   Operations
Net investment income(b)                   1.04        1.06        1.36        1.21        1.26
Net realized and unrealized
   gain (loss) on investment
   transactions............                2.98         .59        (.95)       1.20         .08
                                         --------------------------------------------------------
Net increase in net asset
   value from operations...                4.02        1.65         .41        2.41        1.34
                                        --------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income.......                (.95)      (1.07)      (1.36)      (1.21)      (1.26)
Distributions in excess of
   net investment income...                  -0-       (.02)       (.07)       (.11)       (.16)
Tax return of capital...                     -0-       (.01)         -0-         -0-       (.04)
Distributions in excess of
   net realized gain on
   investments.............                  -0-         -0-         -0-         -0-       (.74)
                                        --------------------------------------------------------
Total dividends and
   distributions...........                (.95)      (1.10)      (1.43)      (1.32)      (2.20)
                                        --------------------------------------------------------
Net asset value, end of period          $ 13.05     $  9.98     $  9.43     $ 10.45      $ 9.36
                                        ========================================================
Market value, end of period              $12.70     $  9.55    $  10.10     $ 10.38      $ 9.63
Premium/(Discount)......                  (2.68)%     (4.31)%      7.10%       (.67)%      2.88%
Total Return
Total investment return
   based on:(c)
  Market value..........                  44.12%       5.16%      11.51%      22.99%      (5.64)%
  Net asset value.......                  41.71%      17.66%       3.45%      27.46%      13.30%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted).........            $115,986     $88,735     $82,478     $89,620     $79,744
Ratio to average net assets of:
  Expenses..............                   2.05%       1.87%       3.21%       1.56%       1.76%
  Expenses, excluding
     interest expense......                1.63%       1.64%       1.65%       1.56%       1.76%
  Net investment income.                   8.80%      10.55%      13.05%      13.07%      13.46%
Portfolio turnover rate.                    131%        197%        202%        458%        435%


See footnote summary on page 24.


--------------------------------------------------------------------------------
                                      Alliance World Dollar Government Fund o 23

(a) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $0.02, increase net realized and unrealized gain on investments per share by $0.02, and decrease the ratio of net investment income to average net assets from 10.67% to 10.55%. Per share, ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(b) Based on average shares outstanding.
(c) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.


--------------------------------------------------------------------------------
24 o Alliance World Dollar Government Fund

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS


To the Shareholders and Board of
Directors of Alliance World Dollar Government Fund, Inc.
We have audited the accompanying statement of assets and liabilities of Alliance World Dollar Government Fund, Inc. (the "Fund"), including the portfolio of investments, as of October 31, 2003, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance World Dollar Government Fund, Inc. at October 31, 2003, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
---------------------

New York, New York
December 12, 2003, except for Note H, as to which the date is December 23, 2003

--------------------------------------------------------------------------------
                                      Alliance World Dollar Government Fund o 25

ADDITIONAL INFORMATION
(unaudited)

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. PFPC, Inc. (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.


--------------------------------------------------------------------------------
26 o Alliance World Dollar Government Fund

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at PFPC, Inc. P.O. Box 43027 Providence, RI 02940-3027. Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the persons primarily responsible for the day-to-day management of the Fund's portfolio, who is Paul J. DeNoon, a Vice President of the Fund.


--------------------------------------------------------------------------------
                                      Alliance World Dollar Government Fund o 27

BOARD OF DIRECTORS



William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)


OFFICERS


Kathleen A. Corbet, Senior Vice President
Paul J. DeNoon(2), Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller


Administrator
Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, NY 10105

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Dividend Paying Agent, Transfer Agent and Registrar
PFPC, Inc.
P.O. Box 43027
Providence, RI 02940-3027

Independent Auditors
Ernst & Young LLP
5 Times Square
New York, NY 10036

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004





Notice is hereby given in accordance with Section 23(c) of the Investment CompanyAct of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market. This report, including the financial statements therein, is transmitted to the shareholders of Alliance California Municipal Income Fund for their information.This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.
(1) Member of the Audit Committee.
(2) Mr. DeNoon is the person primarily responsible for the day-to-day management of the Fund's investment portfolio.


--------------------------------------------------------------------------------
28 o Alliance World Dollar Government Fund

MANAGEMENT OF THE FUND


Board of Directors Information
The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.


                                                                          PORTFOLIOS
                                                                           IN FUND           OTHER
NAME, AGE OF DIRECTOR,                        PRINCIPAL                    COMPLEX       DIRECTORSHIPS
     ADDRESS                                OCCUPATION(S)                OVERSEEN BY         HELD BY
(YEARS OF SERVICE*)                      DURING PAST 5 YEARS               DIRECTOR         DIRECTOR
------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS

William H. Foulk, Jr.,#, 71           Investment adviser and an               113               None
2 Sound View Drive                    independent consultant. He
Suite 100                             was formerly Senior Manager
Greenwich, CT 06830                   of Barrett Associates, Inc., a
(11)                                  registered investment adviser,
Chairman of the Board                 with which he had been associated since
                                      prior to 1998. He was formerly Deputy
                                      Comptroller and Chief Investment Officer
                                      of the State of New York and, prior
                                      thereto, Chief Investment Officer of the
                                      New York Bank for Savings.

Ruth Block,#, 73                      Formerly Executive Vice President       96                None
500 SE Mizner Blvd.,                  and Chief Insurance Officer of The
Boca Raton, FL 33432                  Equitable Life Assurance Society
(11)                                  of the United States; Chairman and
                                      Chief Executive Officer of Evlico;
                                      Director of Avon, BP (oil and gas),
                                      Ecolab Incorporated (specialty chemicals),
                                      Tandem Financial Group and Donaldson,
                                      Lufkin & Jenrette Securities Corporation;
                                      former Governor at Large National
                                      Association of Securities Dealers, Inc.

David H. Dievler,#, 74                Independent consultant. Until           100             None
P.O. Box 167                          December 1994, Senior Vice
Spring Lake, NJ 07762                 President of Alliance Capital
(11)                                  Management Corporation ("ACMC")
                                      responsible for mutual fund administration.
                                      Prior to joining ACMC in 1984, he was
                                      Chief Financial Officer of Eberstadt Asset
                                      Management since 1968. Prior to that, he
                                      was a Senior Manager at Price Waterhouse & Co.
                                      Member of American Institute of
                                      Certified Public Accountants
                                      since 1953.


--------------------------------------------------------------------------------
                                      Alliance World Dollar Government Fund o 29


                                                                          PORTFOLIOS
                                                                           IN FUND           OTHER
NAME, AGE OF DIRECTOR,                        PRINCIPAL                    COMPLEX       DIRECTORSHIPS
     ADDRESS                                OCCUPATION(S)                OVERSEEN BY         HELD BY
(YEARS OF SERVICE*)                      DURING PAST 5 YEARS               DIRECTOR         DIRECTOR
------------------------------------------------------------------------------------------------------

John H. Dobkin,#, 61 Consultant.      Formerly President of                   98                None
P.O. Box 12                           Save Venice, Inc. (preservation
Annandale, NY 12504                   organization) from 2001 - 2002, a
(11)                                  Senior Advisor from June 1999 -
                                      June 2000 and President
                                      of Historic Hudson Valley (historic
                                      preservation) from December 1989 - May 1999.
                                      Previously, Director of the National
                                      Academy of Design and during 1988 - 1992,
                                      he was Director and Chairman of the Audit
                                      Committee of ACMC.

Dr. James M. Hester, #,79             President of the Harry Frank          11                  None
25 Cleveland Lane                     Guggenheim Foundation, with
Princeton, NJ 08540                   which he has been associated
(11)                                  since prior to 1998. He was formerly
                                      President of New York University and the
                                      New York Botanical Garden, formerly Rector
                                      of the United Nations University and Vice
                                      Chairman of the Board of the Federal Reserve
                                      Bank of New York.

Clifford L. Michel,#, 64              Senior Counsel of the law firm         97             Placer Dome,
15 St. Bernard's Road                 of Cahill Gordon & Reindel since                          Inc.
Gladstone, NJ 07934                   February 2001 and a partner of
(11)                                  that firm for more than twenty-five
                                      years prior thereto. He is President
                                      and Chief Executive Officer of
                                      Wenonah Development Company
                                      (investments) and a Director of
                                      Placer Dome, Inc. (mining).

Donald J. Robinson,#, 69              Senior Counsel to the law firm of       96                None
98 Hell's Peak Road                   Orrick, Herrington & Sutcliffe LLP
Weston, VT 05161                      since prior to 1998. Formerly a
(7)                                   senior partner and a member of
                                      the Executive Committee of that firm.
                                      He was also a member and Chairman of the
                                      Municipal Securities Rulemaking Board
                                      and a Trustee of the Museum of the City
                                      of New York.


--------------------------------------------------------------------------------
30 o Alliance World Dollar Government Fund


                                                                          PORTFOLIOS
                                                                           IN FUND           OTHER
NAME, AGE OF DIRECTOR,                        PRINCIPAL                    COMPLEX       DIRECTORSHIPS
     ADDRESS                                OCCUPATION(S)                OVERSEEN BY         HELD BY
(YEARS OF SERVICE*)                      DURING PAST 5 YEARS               DIRECTOR         DIRECTOR
------------------------------------------------------------------------------------------------------

INTERESTED DIRECTOR

Marc O. Mayer, +, 46                  Executive Vice President of             68                None
1345 Avenue of the                    ACMC since 2001; prior thereto,
Americas                              Chief Executive Officer of Sanford
New York, NY 10105                    C. Bernstein & Co., LLC and its
(3 months)                            predecessor since prior to 1998.


# Member of the Audit Committee and the Nominating Committee.

+ Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as Executive Vice President of ACMC.


--------------------------------------------------------------------------------
                                      Alliance World Dollar Government Fund o 31


Officer Information
Certain information concerning the Fund's Officers is listed below.

      NAME,                             POSITION(S)                         PRINCIPAL OCCUPATION
 ADDRESS* AND AGE                     HELD WITH FUND                         DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------

Kathleen A. Corbet, 43                Senior Vice President       Executive Vice President of
                                                                  Alliance Capital Management Corporation
                                                                  (ACMC)**, with which she has been
                                                                  associated since prior to 1998.

Paul J. DeNoon, 41                    Vice President              Senior Vice President of ACMC**, with which
                                                                  he has been associated since prior to 1998.

Mark R. Manley, 41                    Secretary                   Senior Vice President and Acting General Counsel
                                                                  of ACMC**, with which he has been associated since
                                                                  prior to 1998.

Mark D. Gersten, 53                   Treasurer and Chief         Senior Vice President of Alliance Global
                                      Financial Officer           Investor Services, Inc. ("AGIS")**, and Vice
                                                                  President of AllianceBernstein Investment
                                                                  Research and Management, Inc. ("ABIRM")**,
                                                                  with which he has been associated since prior
                                                                  to 1998.

Vincent S. Noto, 39                   Controller                  Vice President of AGIS**, with which he has
                                                                  been associated since prior to 1998.


* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.
** ACMC, ABIRM and AGIS are affiliates of the Fund.


--------------------------------------------------------------------------------
32 o Alliance World Dollar Government Fund

ALLIANCEBERNSTEIN FAMILY OF FUNDS


================================================================================
  Wealth Strategies Funds
  Balanced Wealth Strategy
  Wealth Appreciation Strategy
  Wealth Preservation Strategy
  Tax-Managed Balanced Wealth Strategy*
  Tax-Managed Wealth Appreciation Strategy
  Tax-Managed Wealth Preservation Strategy**

================================================================================
  Blended Style Series
  U.S. Large Cap Portfolio

================================================================================
  Growth Funds
  Domestic
  Growth Fund
  Health Care Fund
  Mid-Cap Growth Fund
  Premier Growth Fund
  Small Cap Growth Fund43
  Technology Fund

  Global & International
  All-Asia Investment Fund
  Global Small Cap Fund
  Greater China '97 Fund
  International Premier Growth Fund
  New Europe Fund
  Worldwide Privatization Fund

  Select Investor Series
  Biotechnology Portfolio
  Premier Portfolio
  Technology Portfolio

================================================================================
  Value Funds
  Domestic
  Balanced Shares
  Disciplined Value Fund
  Growth & Income Fund
  Real Estate Investment Fund
  Small CapValue Fund
  Utility Income Fund
  Value Fund
  Global & International
  Global Value Fund
  International Value Fund

================================================================================
  Taxable Bond Funds
  Americas Government Income Trust
  Corporate Bond Portfolio
  Emerging Market Debt Fund
  Global Strategic Income Trust
  High Yield Fund
  Multi-Market Strategy Trust
  Quality Bond Portfolio
  Short Duration Portfolio
  U.S. Government Portfolio

================================================================================
  Municipal Bond Funds
  National
  Insured National
  Arizona
  California
  Insured California
  Florida
  Massachusetts
  Michigan
  Minnesota
  New Jersey
  New York
  Ohio
  Pennsylvania
  Virginia

================================================================================
  Intermediate Municipal Bond Funds
  Intermediate California
  Intermediate Diversified
  Intermediate New York

================================================================================
  Closed-End Funds
  All-Market Advantage Fund
  ACM Income Fund
  ACMGovernment Opportunity Fund
  ACMManaged Dollar Income Fund
  ACM Managed Income Fund
  ACM Municipal Securities Income Fund
  California Municipal Income Fund
  National Municipal Income Fund
  New York Municipal Income Fund
  The Spain Fund
  World Dollar Government Fund
  World Dollar Government Fund II


We also offer Exchange Reserves,++ which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.


For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. Please read the prospectus carefully before you invest or send money.
*  Formerly Growth Investors Fund.
** Formerly Conservative Investors Fund.
+  Quasar Fund changed its name to Small Cap Growth Fund on 11/3/03.
++ An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


--------------------------------------------------------------------------------
                                      Alliance World Dollar Government Fund o 33

SUMMARY OF GENERAL INFORMATION



Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 331-1710. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper, Inc., Morningstar, Inc. and Bloomberg.

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions Section of newspapers each day, under the designation "Alliance Wrld". The Fund's NYSE trading symbol is "AWG". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in the New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Funds."

Dividend Reinvestment Plan
A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distributions in additional Fund shares.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call PFPC, Inc. at
(800) 331-1710.


34 o Alliance World Dollar Government Fund
--------------------------------------------------------------------------------

NOTES



--------------------------------------------------------------------------------
                                      Alliance World Dollar Government Fund o 35

NOTES



--------------------------------------------------------------------------------
36 o Alliance World Dollar Government Fund

[LOGO] AllianceBernstein(SM)
       Investment Research and Management



ALLIANCE WORLD DOLLAR GOVERNMENT FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

SM This service mark used under license from the owner, Alliance Capital Management L.P.

WDGAR1003

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as Exhibit 10(a)(1).

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4. RINCIPAL ACCOUNTANT FEES AND SERVICES.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has adopted the following proxy voting policies and procedures of its investment adviser, Alliance Capital Management L.P.

                                                                       July 2003

                        ALLIANCE CAPITAL MANAGEMENT L.P.

                    Statement of Policies and Procedures for
            Voting Proxies on Behalf of Discretionary Client Accounts


Introduction

As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner and make voting decisions that are in the best interests of our clients.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement is applicable to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and global securities.


PROXY POLICIES

This statement is designed to be responsive to the wide range of subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:


Elections of Directors: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services are disproportionate to the total audit fees paid by the company or there are other reasons to question the independence of the company's auditors.

Changes in Capital Structure: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

Corporate Restructurings, Mergers and Acquisitions: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.


Proposals Affecting Shareholder Rights: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

Corporate Governance: Alliance Capital recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. For example, we will vote for proposals providing for equal access to proxies, a majority of independent directors on key committees, and separating the positions of chairman and chief executive officer.

Anti-Takeover Measures: Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

Executive Compensation: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages triggered by a change in control to a shareholder vote and proposals that seek additional disclosure of executive compensation. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Proxy Voting Procedures


Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review new types of corporate governance issues, evaluate proposals not covered by these policies and recommend how we should generally vote on such issues. In addition, the committees, in conjunction with the analyst that covers the company, contact management and interested shareholder groups as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Corporate Legal Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to guidelines, industry trends and review the policies contained in this statement from time to time.


Conflicts of Interest

Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, whose retirement plan we administer, or with whom we have another business or personal relationship that may affect how we vote on the issuer's proxy. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a conflict of interests, including: (i) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of and any contact that they have had with any interested party regarding a proxy vote; (ii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iii) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients' best interests. For example, if our proposed vote is consistent with our stated proxy voting policy, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy but is also contrary to management's recommendation, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation, and is also consistent with the views of an independent source, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation and is contrary to the views of an independent source, the proposal is reviewed by the appropriate proxy committee for final determination.

Proxies of Certain Non-US Issuers

Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Alliance Capital may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares. In such a situation we would have determined that the cost of voting exceeds the expected benefit to the client.


Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Assistant General Counsel, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

      EXHIBIT NO.         DESCRIPTION OF EXHIBIT
      -----------         ----------------------
      10 (a) (1)          Code of ethics that is subject to the
                          disclosure of Item 2 hereof

      10 (b) (1)          Certification of Principal Executive Officer
                          Pursuant to Section 302 of the Sarbanes-Oxley Act of
                          2002

      10 (b) (2)          Certification of Principal Financial Officer
                          Pursuant to Section 302 of the Sarbanes-Oxley Act of
                          2002

      10 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Alliance World Dollar Government Fund, Inc.

By:       /s/ Marc O. Mayer
         ----------------------
         Marc O. Mayer
         President

Date:   December 30, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:       /s/ Marc O. Mayer
         ---------------------
         Marc O. Mayer
         President

Date:   December 30, 2003

By:       /s/ Mark D. Gersten
         -----------------------
         Mark D. Gersten
         Treasurer and Chief Financial Officer

Date:   December 30, 2003